UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2020

Alpha Pro Tech, Ltd.

(Exact name of registrant as specified in its charter)

Delaware, U.S.A.	01-15725	63-1009183
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Centurian Drive, Suite 112
Markham, Ontario, Canada		L3R 9R2
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (905) 479-0654

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	APT	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ⃞

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ⃞

Item 8.01.         Other Events.

On February 27, 2020, Alpha Pro Tech, Ltd. (the “Company”) issued a press release announcing an update to the status of orders for the Company’s N-95 Particulate Respirator face mask resulting from a continued increase in customer demand due to the Wuhan coronavirus (Covid-19) outbreak. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.         Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit Number	Exhibit

	99.1	Press Release dated February 27, 2020

Forward-Looking Statements

Certain statements made in this Current Report on Form 8-K constitute “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include any statement that may predict, forecast, indicate or imply future results, performance or achievements instead of historical facts and may be identified generally by the use of forward-looking terminology and words such as “expects,” “anticipates,” “estimates,” “believes,” “predicts,” “intends,” “plans,” “potentially,” “may,” “continue,” “should,” “will” and words of similar meaning. Without limiting the generality of the preceding statement, all statements in this report relating to product demand, inventory levels, production plans and capacity, fulfillment schedules, estimated and projected earnings, margins, costs, expenditures, cash flows, sources of capital, growth rates and future financial and operating results are forward-looking statements. The Company cautions investors that any such forward-looking statements are only estimates based on current information and involve risks and uncertainties that may cause actual results to differ materially from the results contained in the forward-looking statements. The Company cannot give assurances that any such statements will prove to be correct. Factors that could cause actual results to differ materially from those estimated by the Company include the risks, uncertainties and assumptions described from time to time in the Company’s public releases and reports filed with the Securities and Exchange Commission, including, but not limited to, the Company’s most recent Annual Report on Form 10-K. The Company also cautions investors that the forward-looking information described herein represents the Company’s outlook only as of this date, and the Company undertakes no obligation to update or revise any forward-looking statements to reflect events or developments after the date of this report. Given these uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALPHA PRO TECH, LTD.

Date: February 27, 2020	By:	/s/ Colleen McDonald
Colleen McDonald
Chief Financial Officer